Managed Account Series U.S. Mortgage Portfolio High Income Portfolio Global SmallCap Portfolio Mid Cap Value Opportunities Portfolio

PROSPECTUS | AUGUST 27, 2010

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

Ticker Symbol

U.S. Mortgage Portfolio	MSUMX
High Income Portfolio	MHINX
Global SmallCap Portfolio	MGCSX
Mid Cap Value Opportunities Portfolio	MMCVX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Overview

Key Facts About U.S. Mortgage Portfolio

Investment Objective

The investment objective of the U.S. Mortgage Portfolio (the “Fund”) is to seek high total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees	U.S. Mortgage
(fees paid directly from your investment)	Portfolio

Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption
proceeds, whichever is lower)	None

Annual Fund Operating Expenses	U.S. Mortgage
(expenses that you pay each year as a percentage of the value of your investment)	Portfolio

Management Fee	0.46%

Distribution and/or Service (12b-1) Fees	None

Other Expenses	0.25%
Interest Expense	0.01%
Miscellaneous Other Expenses	0.24%

Acquired Fund Fees and Expenses[1]	0.01%

Total Annual Fund Operating Expenses[1]	0.72%

Fee Waivers and/or Expense Reimbursements[2]	(0.70)%

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[2]	0.02%[3]

[1]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s most recent annual report, given that the Fund’s most recent annual report does not include Acquired Fund Fees and Expenses.
[2]	As described in the “Management of the Funds” section of the Fund’s prospectus on page 41, BlackRock has contractually agreed to waive all fees and pay or reimburse all expenses of the Fund, except extraordinary expenses. Extraordinary expenses may include Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses.
[3]	You should also be aware that the Fund is an investment option for certain “wrap-fee” or other separately managed account program clients for which BlackRock Investment Management, LLC or certain of its affiliates (individually or collectively referred to as “BIM LLC”) receives compensation pursuant to an investment management agreement. Wrap-fee program participants pay a “wrap” fee to the sponsor of the program which typically covers investment advice and transaction costs on trades executed with the sponsor or a designated broker-dealer. You should read carefully the wrap-fee or other program brochure provided to you by your program sponsor or investment adviser. The brochure is required to include information about the fees charged to you and, in the case of a wrap-fee program, the fees paid by the sponsor to BIM LLC. You pay no additional fees or expenses to purchase or redeem shares of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

U.S. Mortgage Portfolio	$2	$6	$11	$26

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 1,371% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The U.S. Mortgage Portfolio invests primarily in mortgage-related securities. The securities in which the Fund may invest include U.S. government securities, U.S. government agency securities, securities issued by U.S. government instrumentalities and U.S. government-sponsored enterprises, and other mortgage-backed securities or mortgage-related securities issued by the U.S. government or by private issuers. This includes debt securities issued by eligible financial institutions and guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) under its Temporary Liquidity Guarantee Program. Under normal circumstances, the Fund will invest at least 80% of its assets in mortgage-backed securities and other mortgage-related securities.

The Fund seeks to achieve its investment objective by selecting securities of any maturity issued or guaranteed by the U.S. government, by various agencies of the U.S. government, by various instrumentalities that have been established or sponsored by the U.S. government, or securities issued by banks or other financial institutions. Some of these securities are issued and/or guaranteed by the U.S. government and are supported by the full faith and credit of the United States. Other securities are issued or guaranteed by Federal agencies or government-sponsored enterprises and are not direct obligations of the United States, and are not backed by the full faith and credit of the United States, but involve sponsorship or guarantees by government agencies or enterprises. Other securities are issued by banks and other financial institutions. These securities are primarily investment grade, but are not backed by the full faith and credit of the United States and do not involve sponsorship or guarantees by government agencies or enterprises.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

  Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

  Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.

  High Portfolio Turnover Risk — The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss and would increase an investor’s tax liability unless shares are held through a tax-deferred or exempt vehicle. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

  Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

  Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the

  Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.

  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

  Mortgage- and Asset-Backed Securities Risks — Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

  Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

Performance Information

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Barclays Capital U.S. Mortgage-Backed Securities Index. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. Updated information on the Fund’s performance can be obtained by phone at 800-882-0052.

ANNUAL TOTAL RETURNS
U.S. Mortgage Portfolio
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 5.04% (quarter ended September 30, 2009) and the lowest return for a quarter was –1.66% (quarter ended June 30, 2008). The year-to-date return as of June 30, 2010 was 7.41%.

As of 12/31/09 Average Annual Total Returns	1 Year	Since Inception (July 29, 2005)

U.S. Mortgage Portfolio
Return Before Taxes	14.01%	6.06%
Return After Taxes on Distributions	11.14%	3.96%
Return After Taxes on Distributions and Sale of Shares	9.02%	3.92%

Barclays Capital U.S. Mortgage-Backed Securities Index
(Reflects no deduction for fees, expenses or taxes)	5.89%	6.16%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Investment Manager

The Fund’s investment manager is BlackRock Advisors, LLC (“BlackRock”). The Fund’s sub-adviser is BlackRock Financial Management, Inc. Where applicable, the use of the term BlackRock also refers to the Fund’s sub-adviser.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Akiva Dickstein	2009	Managing Director of BlackRock, Inc.

Matthew Kraeger	2009	Director of BlackRock, Inc.

Purchase and Sale of Fund Shares

Shares of the Fund may be purchased and held only by or on behalf of separately managed account clients who have retained BlackRock Investment Management, LLC or certain of its affiliates (individually or collectively referred to as “BIM LLC”) to manage their accounts, or who have requested that their investment adviser implement investment recommendations provided by BIM LLC in connection with the management of their accounts.

Purchase and redemption orders generally are made based on instructions from BlackRock (or other investment advisers to whom BlackRock provides investment recommendations). Purchase and redemption orders are processed at the net asset value next calculated after the broker-dealer receives the order on behalf of the account each day the New York Stock Exchange (the “NYSE” or “Exchange”) is open.

Minimum Initial Investment	There is no minimum amount for initial investments.
Minimum Additional Investment	There is no minimum amount for additional investments.

Tax Information

The Fund’s dividends and distributions may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional for more information.

Fund Overview

Key Facts About High Income Portfolio

Investment Objective

The primary investment objective of the High Income Portfolio (the “Fund”) is to provide shareholders with a high level of current income. As a secondary objective, the Fund seeks capital appreciation when consistent with its primary objective. This means that the main objective of the High Income Portfolio is current income — that is, it looks for securities that pay interest or dividends.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees	High Income
(fees paid directly from your investment)	Portfolio

Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption
proceeds, whichever is lower)	None

Annual Fund Operating Expenses	High Income
(expenses that you pay each year as a percentage of the value of your investment)	Portfolio

Management Fee	0.41%

Distribution and/or Service (12b-1) Fees	None

Other Expenses	0.31%
Interest Expense	0.01%
Miscellaneous Other Expenses	0.30%

Total Annual Fund Operating Expenses	0.72%

Fee Waivers and/or Expense Reimbursements[1]	(0.71)%

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.01%[2]

[1]	As described in the “Management of the Funds” section of the Fund’s prospectus on page 41, BlackRock has contractually agreed to waive all fees and pay or reimburse all expenses of the Fund, except extraordinary expenses. Extraordinary expenses may include Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses.
[2]	You should also be aware that the Fund is an investment option for certain “wrap-fee” or other separately managed account program clients for which BlackRock Investment Management, LLC or certain of its affiliates (individually or collectively referred to as “BIM LLC”) receives compensation pursuant to an investment management agreement. Wrap-fee program participants pay a “wrap” fee to the sponsor of the program which typically covers investment advice and transaction costs on trades executed with the sponsor or a designated broker-dealer. You should read carefully the wrap-fee or other program brochure provided to you by your program sponsor or investment adviser. The brochure is required to include information about the fees charged to you and, in the case of a wrap-fee program, the fees paid by the sponsor to BIM LLC. You pay no additional fees or expenses to purchase or redeem shares of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

High Income Portfolio	$1	$3	$6	$13

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 106% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The High Income Portfolio typically invests more than 90% of its assets in a diversified portfolio of fixed-income securities such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred securities and government obligations. Both U.S. and foreign companies and governments may issue these securities.

Under normal circumstances, the Fund invests at least 80% of its assets in fixed-income securities that are rated in the lower rating categories by at least one of the recognized rating agencies including Baa or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or lower by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”), or in unrated securities that Fund management believes are of comparable quality. Securities rated below Baa by Moody’s or below BBB by S&P or Fitch are commonly known as “junk bonds.” The Fund may invest in fixed-income securities of any duration or maturity.

The Fund will invest most of its assets in securities issued by U.S. issuers, but may also invest a portion of its assets in securities issued by foreign issuers. The Fund may also invest in derivative securities for hedging purposes or to increase the return on its investments.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

  Corporate Loans Risk — Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest.

  Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

  Derivatives Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Derivatives may give rise to a form of leverage and may expose the Fund to greater risk and increase its costs.

  Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.

  Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

—	The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

—	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

—	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

—	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

—	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

—	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

  Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

  Junk Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund.

  Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.

  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

  Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

Performance Information

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. Updated information on the Fund’s performance can be obtained by phone at 800-882-0052.

ANNUAL TOTAL RETURNS
High Income Portfolio
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 20.18% (quarter ended June 30, 2009) and the lowest return for a quarter was –19.47% (quarter ended December 31, 2008). The year-to-date return as of June 30, 2010 was 5.54%.

As of 12/31/09 Average Annual Total Returns	1 Year	Since Inception (July 29, 2005)

High Income Portfolio
Return Before Taxes	59.33%	7.37%
Return After Taxes on Distributions	53.34%	3.94%
Return After Taxes on Distributions and Sale of Shares	37.84%	4.19%

Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index
(Reflects no deduction for fees, expenses or taxes)	58.76%	6.76%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Investment Manager

The Fund’s investment manager is BlackRock Advisors, LLC (“BlackRock”). The Fund’s sub-adviser is BlackRock Financial Management, Inc. Where applicable, the use of the term BlackRock also refers to the Fund’s sub-adviser.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

James Keenan, CFA	2007	Managing Director of BlackRock, Inc.

Mitchell S. Garfin, CFA	2009	Managing Director of BlackRock, Inc.

Derek Schoenhofen	2009	Director of BlackRock, Inc.

Purchase and Sale of Fund Shares

Shares of the Fund may be purchased and held only by or on behalf of separately managed account clients who have retained BlackRock Investment Management, LLC or certain of its affiliates (individually or collectively referred to as “BIM LLC”) to manage their accounts, or who have requested that their investment adviser implement investment recommendations provided by BIM LLC in connection with the management of their accounts.

Purchase and redemption orders generally are made based on instructions from BlackRock (or other investment advisers to whom BlackRock provides investment recommendations). Purchase and redemption orders are processed at the net asset value next calculated after the broker-dealer receives the order on behalf of the account each day the New York Stock Exchange (the “NYSE” or “Exchange”) is open.

Minimum Initial Investment	There is no minimum amount for initial investments.
Minimum Additional Investment	There is no minimum amount for additional investments.

Tax Information

The Fund’s dividends and distributions may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional for more information.

Fund Overview

Key Facts About Global SmallCap Portfolio

Investment Objective

The investment objective of the Global SmallCap Portfolio (the “Fund”) is to seek long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees	Global SmallCap
(fees paid directly from your investment)	Portfolio

Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption
proceeds, whichever is lower)	None

Annual Fund Operating Expenses	Global SmallCap
(expenses that you pay each year as a percentage of the value of your investment)	Portfolio

Management Fee	0.85%

Distribution and/or Service (12b-1) Fees	None

Other Expenses	0.31%

Total Annual Fund Operating Expenses	1.16%

Fee Waivers and/or Expense Reimbursements[1]	(1.16)%

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.00%[2]

[1]	As described in the “Management of the Funds” section of the Fund’s prospectus on page 41, BlackRock has contractually agreed to waive all fees and pay or reimburse all expenses of the Fund, except extraordinary expenses. Extraordinary expenses may include Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses.
[2]	You should also be aware that the Fund is an investment option for certain “wrap-fee” or other separately managed account program clients for which BlackRock Investment Management, LLC or certain of its affiliates (individually or collectively referred to as “BIM LLC”) receives compensation pursuant to an investment management agreement. Wrap-fee program participants pay a “wrap” fee to the sponsor of the program which typically covers investment advice and transaction costs on trades executed with the sponsor or a designated broker-dealer. You should read carefully the wrap-fee or other program brochure provided to you by your program sponsor or investment adviser. The brochure is required to include information about the fees charged to you and, in the case of a wrap-fee program, the fees paid by the sponsor to BIM LLC. You pay no additional fees or expenses to purchase or redeem shares of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Global SmallCap Portfolio	$0	$0	$0	$0

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 81% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal circumstances, the Global SmallCap Portfolio invests at least 80% of its assets in equity securities of small cap issuers. Small cap issuers are those whose market capitalization is similar to the market capitalization of companies in the Morgan Stanley Capital International (“MSCI”) World Small Cap IndexSM at the time of the Fund’s investment. As of June 30, 2010, the MSCI World Small Cap IndexSM included companies with free float market capitalizations between $34.1 million and $5.3 billion. The market capitalizations of companies in the index change with market conditions and the composition of the MSCI World Small Cap IndexSM.

Under normal circumstances, the Fund anticipates it will allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by BlackRock, in which case the Fund would invest at least 30%) — of its total assets in securities (i) of foreign government issuers, (ii) of issuers organized or located outside the U.S., (iii) of issuers which primarily trade in a market located outside the U.S., or (iv) of issuers doing a substantial amount of business outside the U.S., which the Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). For temporary defensive purposes the Fund may deviate very substantially from the allocation described above.

The Fund will invest in securities of issuers from a variety of countries, including those in emerging markets. The Fund may also invest in equity securities issued by emerging growth companies, which are companies without a long or consistent history of earnings but that management believes have the potential for earnings growth over an extended period of time. The Fund can invest in securities denominated in either U.S. dollars or foreign currencies. The Fund will focus on investments in common stock.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

  Depositary Receipts Risk — The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

  Derivatives Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Derivatives may give rise to a form of leverage and may expose the Fund to greater risk and increase its costs.

  Emerging Markets Risk — Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

  Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

  Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

—	The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

—	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

—	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

—	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

—	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

—	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

  Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.

  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

  Mid Cap Securities Risk — The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

  Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a more limited management group than larger capitalized companies.

Performance Information

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the MSCI World Small Cap IndexSM and MCSI World IndexSM. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. Updated information on the Fund’s performance can be obtained by phone at 800-882-0052.

ANNUAL TOTAL RETURNS
Global SmallCap Portfolio
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 21.00% (quarter ended June 30, 2009) and the lowest return for a quarter was –20.45% (quarter ended December 31, 2008). The year-to-date return as of June 30, 2010 was –6.98%.

As of 12/31/09 Average Annual Total Returns	1 Year	Since Inception (August 2, 2005)

Global SmallCap Portfolio
Return Before Taxes	36.96%	5.84%
Return After Taxes on Distributions	35.76%	4.69%
Return After Taxes on Distributions and Sale of Shares	23.96%	4.52%

MSCI World Small Cap IndexSM
(Reflects no deduction for fees, expenses or taxes)	44.12%	1.36%

MCSI World IndexSM
(Reflects no deduction for fees, expenses or taxes)	29.99%	1.40%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Investment Manager

The Fund’s investment manager is BlackRock Advisors, LLC (“BlackRock”). The Fund’s sub-adviser is BlackRock Investment Management, LLC. Where applicable, the use of the term BlackRock also refers to the Fund’s sub-adviser.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

John Coyle, CFA	2005	Managing Director of BlackRock, Inc.

Murali Balaraman, CFA	2005	Managing Director of BlackRock, Inc.

Purchase and Sale of Fund Shares

Shares of the Fund may be purchased and held only by or on behalf of separately managed account clients who have retained BlackRock Investment Management, LLC or certain of its affiliates (individually or collectively referred to as “BIM LLC”) to manage their accounts, or who have requested that their investment adviser implement investment recommendations provided by BIM LLC in connection with the management of their accounts.

Purchase and redemption orders generally are made based on instructions from BlackRock (or other investment advisers to whom BlackRock provides investment recommendations). Purchase and redemption orders are processed at the net asset value next calculated after the broker-dealer receives the order on behalf of the account each day the New York Stock Exchange (the “NYSE” or “Exchange”) is open.

Minimum Initial Investment	There is no minimum amount for initial investments.
Minimum Additional Investment	There is no minimum amount for additional investments.

Tax Information

The Fund’s dividends and distributions may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional for more information.

Fund Overview

Key Facts About Mid Cap Value Opportunities Portfolio

Investment Objective

The investment objective of the Mid Cap Value Opportunities Portfolio (the “Fund”) is to seek capital appreciation and, secondarily, income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Mid Cap Value
Shareholder Fees	Opportunities
(fees paid directly from your investment)	Portfolio

Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption
proceeds, whichever is lower)	None

Mid Cap Value
Annual Fund Operating Expenses	Opportunities
(expenses that you pay each year as a percentage of the value of your investment)	Portfolio

Management Fee	0.65%

Distribution and/or Service (12b-1) Fees	None

Other Expenses	0.21%

Acquired Fund Fees and Expenses[1]	0.02%

Total Annual Fund Operating Expenses[1]	0.88%

Fee Waivers and/or Expense Reimbursements[2]	(0.86)%

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[2]	0.02%[3]

[1]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s most recent annual report, given that the Fund’s most recent annual report does not include Acquired Fund Fees and Expenses.
[2]	As described in the “Management of the Funds” section of the Fund’s prospectus on page 41, BlackRock has contractually agreed to waive all fees and pay or reimburse all expenses of the Fund, except extraordinary expenses. Extraordinary expenses may include Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses.
[3]	You should also be aware that the Fund is an investment option for certain “wrap-fee” or other separately managed account program clients for which BlackRock Investment Management, LLC or certain of its affiliates (individually or collectively referred to as “BIM LLC”) receives compensation pursuant to an investment management agreement. Wrap-fee program participants pay a “wrap” fee to the sponsor of the program which typically covers investment advice and transaction costs on trades executed with the sponsor or a designated broker-dealer. You should read carefully the wrap-fee or other program brochure provided to you by your program sponsor or investment adviser. The brochure is required to include information about the fees charged to you and, in the case of a wrap-fee program, the fees paid by the sponsor to BIM LLC. You pay no additional fees or expenses to purchase or redeem shares of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Mid Cap Value Opportunities Portfolio	$2	$6	$11	$26

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 81% of the average value of its portfolio.

Principal Investment Strategies of the Fund

In seeking to meet its objective, the Mid Cap Value Opportunities Portfolio normally invests at least 80% of its assets in equity securities of mid cap companies. Mid cap companies are companies that at the time of purchase have market capitalizations in the range of companies included in the S&P Mid Cap 400 Index (generally between $850 million and $6 billion as of June 30, 2010). This definition of mid-capitalization companies may be changed in response to changes in the market. The Fund purchases securities that Fund management believes have long term potential to grow in size or become more profitable or that the stock market may value more highly in the future. Fund management places particular emphasis on stocks trading at the low end of one or more valuation measures, such as price/book value, or price/sales, price/earnings or price/cash flow ratios. Such companies also may have particular qualities that affect the outlook for such companies, including an attractive market niche. The Fund purchases primarily common stock of U.S. companies in trying to meet its investment objective. The Fund may also invest in securities issued by foreign companies and in securities denominated in currencies other than the U.S. dollar.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

  Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

  Investment Style Risk — Because different kinds of stocks go in and out of favor depending on market conditions, the Fund’s performance may be better or worse than other funds with different investment styles (e.g., growth vs. value, large cap vs. small cap).

  Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.

  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

  Mid Cap Securities Risk — The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

Performance Information

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the S&P Mid Cap 400 Value Index. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. Updated information on the Fund’s performance can be obtained by phone at 800-882-0052.

ANNUAL TOTAL RETURNS
Mid Cap Value Opportunities Portfolio
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 19.17% (quarter ended September 30, 2009) and the lowest return for a quarter was –24.72% (quarter ended December 31, 2008). The year-to-date return as of June 30, 2010 was –1.82%.

As of 12/31/09 Average Annual Total Returns	1 Year	Since Inception (August 2, 2005)

Mid Cap Value Opportunities Portfolio
Return Before Taxes	37.86%	2.64%
Return After Taxes on Distributions	37.12%	0.88%
Return After Taxes on Distributions and Sale of Shares	24.58%	1.35%

S&P Mid Cap 400 Value Index
(Reflects no deduction for fees, expenses or taxes)	33.73%	0.72%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Investment Manager

The Fund’s investment manager is BlackRock Advisors, LLC (“BlackRock”). The Fund’s sub-adviser is BlackRock Investment Management, LLC. Where applicable, the use of the term BlackRock also refers to the Fund’s sub-adviser.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

John Coyle, CFA	2009	Managing Director of BlackRock, Inc.

Murali Balaraman, CFA	2009	Managing Director of BlackRock, Inc.

Purchase and Sale of Fund Shares

Shares of the Fund may be purchased and held only by or on behalf of separately managed account clients who have retained BlackRock Investment Management, LLC or certain of its affiliates (individually or collectively referred to as “BIM LLC”) to manage their accounts, or who have requested that their investment adviser implement investment recommendations provided by BIM LLC in connection with the management of their accounts.

Purchase and redemption orders generally are made based on instructions from BlackRock (or other investment advisers to whom BlackRock provides investment recommendations). Purchase and redemption orders are processed at the net asset value next calculated after the broker-dealer receives the order on behalf of the account each day the New York Stock Exchange (the “NYSE” or “Exchange”) is open.

Minimum Initial Investment	There is no minimum amount for initial investments.
Minimum Additional Investment	There is no minimum amount for additional investments.

Tax Information

The Fund’s dividends and distributions may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional for more information.

Details About the Funds

Included in this prospectus are sections that tell you about buying and selling shares, management information, shareholder features of the U.S. Mortgage Portfolio, High Income Portfolio, Global Small Cap Portfolio and Mid Cap Value Opportunities Portfolio (each a “Fund” and collectively the “Funds”) and your rights as a shareholder.

How Each Fund Invests

U.S. Mortgage Portfolio

Investment Goal

The investment objective of the U.S. Mortgage Portfolio is to seek high total return. This investment objective is a fundamental policy of the Fund and may not be changed without approval of a majority of the Fund’s outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

Investment Process

In selecting portfolio securities, Fund management will consider the relative yield of different types of U.S. government and U.S. government agency securities and its assessment of future interest rate patterns.

The Fund is not limited as to the maturities of its portfolio investments and may take full advantage of the entire range of maturities offered by mortgage-backed and mortgage-related securities. Fund management may adjust the average maturity of the Fund’s investments from time to time, depending on its assessment of the relative yields available on securities of different maturities and its assessment of future interest rate patterns. Thus, at various times the average maturity of the portfolio may be relatively short (from under one year to five years, for example) and at other times may be relatively long (over 10 years, for example).

Primary Investment Strategies

The U.S. Mortgage Portfolio invests primarily in mortgage-backed and other mortgage-related securities. Mortgage-backed securities are asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage-backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies. Mortgage-related securities are securities representing an ownership interest in mortgage pools, securities issued by issuers whose primary purpose is to facilitate the making of residential or commercial mortgages, and securities whose value is derived from the value of an underlying mortgage pool or mortgage rate index.

The securities in which the Fund may invest include U.S. government securities and U.S. government agency securities, including mortgage-backed or mortgage-related securities issued by the U.S. government, its agencies or instrumentalities or by private issuers. U.S. government securities are debt securities issued and/or guaranteed as to principal and interest by the U.S. government that are supported by the full faith and credit of the United States. U.S. government agency securities are debt securities issued and/or guaranteed as to principal and interest by U.S. government agencies that are not direct obligations of the United States. These securities may not be backed by the full faith and credit of the United States. Under normal circumstances, at least 80% of the Fund’s assets will be invested in mortgage-backed or other mortgage-related securities that are issued by issuers located in the United States. This policy is a non-fundamental policy of the Fund and may not be changed without 60 days prior notice to shareholders.

The Fund may invest in U.S. government securities or securities issued by a bank or other financial institution. This includes debt securities issued by eligible financial institutions and guaranteed by the FDIC under its Temporary Liquidity Guarantee Program. A significant portion of the Fund’s assets will normally be invested in U.S. government securities representing ownership interests in mortgage pools or U.S. government, U.S. government agency, U.S. government sponsored enterprises and U.S. government instrumentalities securities of issuers whose primary purpose is to facilitate the making of residential or commercial mortgages that is, companies at least 50% of whose gross income is derived from the making of residential or commercial mortgages. These securities may be issued or guaranteed by (i) the U.S. government, (ii) various agencies of the U.S. government and (iii) various instrumentalities that have been established or are sponsored by the U.S. government. Some of these securities, including securities of the National Government Mortgage Association (“Ginnie Mae”) and the Federal Housing Administration, are issued or guaranteed by the U.S. government and are supported by the full faith and credit of the United States. Other securities are issued or guaranteed by Federal agencies or government-sponsored enterprises and are not direct obligations of the United States, and are not backed by the full faith and credit of the United States, but involve sponsorship or guarantees by government agencies or enterprises. These obligations include securities that are supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Banks, and securities that are supported only by the credit of the instrumentality, such as Fannie Mae bonds. Because the U.S. government is not obligated to provide support to its instrumentalities, the Fund will invest in obligations issued by these instrumentalities only where the Fund is satisfied that the credit risk with respect to the issuers is minimal.

The Fund has the authority to invest in all U.S. government and U.S. government agency securities and securities issued by other U.S. government entities, but it is anticipated that the Fund will invest primarily in U.S. government securities representing ownership interest in mortgage pools. The Fund may invest in mortgage-backed certificates issued by Ginnie Mae. Ginnie Mae certificates are mortgage-backed securities of the modified pass-through type, which means that both interest and principal payments (including prepayments) are passed through monthly to the holder of the certificate. The average life of Ginnie Mae certificates varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 30 years. The Fund may also invest in mortgage-backed securities issued by Fannie Mae and Freddie Mac.

The Fund may also invest in securities issued by banks and other financial institutions. These securities are primarily investment grade, but are not backed by the full faith and credit of the United States and do not involve sponsorship or guarantees by government agencies or enterprises. Investment grade securities are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time. The Fund may also enter into dollar rolls. A dollar roll transaction involves a sale by the Funds of a mortgage-backed or other security concurrently with an agreement by a Fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

ABOUT THE PORTFOLIO MANAGEMENT OF THE U.S. MORTGAGE PORTFOLIO

The U.S. Mortgage Portfolio is managed by a team of financial professionals. Akiva Dickstein and Matthew Kraeger are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

High Income Portfolio

Investment Goal

The primary investment objective of the High Income Portfolio is to provide shareholders with a high level of current income. As a secondary objective, the Fund seeks capital appreciation when consistent with its primary objective. This means that the main objective of the High Income Portfolio is current income — that is, it looks for securities that pay interest or dividends. These investment objectives are fundamental policies of the Fund and may not be changed without approval of a majority of the Fund’s outstanding voting securities, as defined in the Investment Company Act.

Investment Process

The analysis by BlackRock of issuers includes, among other things, historic and current financial conditions, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing, and current and anticipated results of operations. Analysis of general business conditions and other factors may include anticipated change in economic activity and interest rates, the availability of new investment opportunities, and the economic outlook for specific industries. While BlackRock considers as one factor in its credit analysis the ratings assigned by the rating agencies, BlackRock performs its own independent credit analysis of issuers and consequently, the Fund may invest, without limit, in unrated securities. As a result, the Fund’s ability to achieve its investment objectives may depend to a greater extent on BlackRock’s own credit analysis than mutual funds that invest in higher-rated securities.

Primary Investment Strategies

The Fund invests primarily in a diversified portfolio of fixed-income securities, such as corporate bonds and notes, mortgage-backed and asset-backed securities, convertible securities, preferred securities and government debt obligations. The Fund normally invests more than 90% of its assets in fixed-income securities.

Under normal circumstances, the Fund invests at least 80% of its assets in fixed-income securities rated below investment grade or in unrated securities that Fund management believes are of comparable quality. Fixed-income securities rated below investment grade are those that are rated in the lower rating categories by at least one of the recognized rating agencies including Baa or lower by Moody’s or BBB or lower by S&P or Fitch. This policy is a non-fundamental policy of the Fund and may not be changed without 60 days prior notice to shareholders.

Securities rated below Baa or BBB are commonly known as “junk bonds.” The Fund may invest up to 100% of its assets in junk bonds. The Fund may invest in junk bonds of any duration or maturity. Duration is a mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity. Maturity is the date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security Junk bonds generally are less liquid and experience more price volatility than higher rated fixed-income securities. The Fund may suffer a significant loss of expected future income or a significant loss of principal if its holdings default. The Fund may also invest up to 15% of its net assets in secondary market purchases of corporate loans.

The Fund may invest up to 30% of its net assets in fixed-income securities of issuers outside the United States. Fund management anticipates that the Fund’s investments in foreign issuers will primarily be in issuers in Canada, Australia and the developed markets of Europe, although the Fund may also invest in issuers in emerging markets.

The Fund may use derivatives, including, but not limited to, interest rate, total return and credit default swaps, indexed and inverse floating rate securities, options, futures, options on futures and swaps, both for hedging purposes, as well as to increase the return on its portfolio investments. Derivatives are financial instruments whose value is derived from another security or an index such as the CSFB High Yield Index. The Fund may also invest in credit-linked notes, credit-linked trust certificates, structured notes, or other instruments evidencing interests in special purpose vehicles, trusts, or other entities that hold or represent interests in fixed-income securities.

ABOUT THE PORTFOLIO MANAGEMENT OF THE HIGH INCOME PORTFOLIO

The High Income Portfolio is managed by a team of financial professionals. James Keenan, CFA, Mitchell Garfin, CFA and Derek Schoenhofen are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

Global SmallCap Portfolio

Investment Goal

The investment objective of the Global SmallCap Portfolio is to seek long-term growth of capital. This investment objective is a fundamental policy of the Fund and may not be changed without approval of a majority of the Fund’s outstanding voting securities, as defined in the Investment Company Act.

Investment Process

Fund management chooses securities primarily using a “bottom up” investment style supplemented by a “top down” investment style. “Bottom up” means that the Fund also selects investments based on Fund management’s assessment of the earning prospects of individual companies. “Top down” means that the Fund seeks to allocate its investments to markets that Fund management believes have the potential to outperform other markets due to economic factors, such as government fiscal policies and the direction of interest rate and currency movements.

With respect to the Fund, BlackRock considers a variety of factors when choosing investments, such as:

  identifying companies in the relatively early stages of business development that have a new technology, a unique or proprietary product or service, or a favorable market position; and

  investing in securities of relatively more developed companies that Fund management believes will receive greater market recognition as well as in securities of mature companies that Fund management believes are relatively undervalued in the marketplace.

The Fund has no minimum holding period for investments, and will buy or sell securities whenever Fund management sees an appropriate opportunity.

Primary Investment Strategies

The Fund invests in a diversified portfolio primarily consisting of equity securities of small cap issuers in various foreign countries and in the United States. Equity securities consist primarily of:

  Common and preferred stock

  Depositary receipts

American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. The Fund may invest in unsponsored depositary receipts.

In addition, the Fund may invest in derivative instruments, such as options and futures, the value of which is based on a common stock or group of common stocks.

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of small cap issuers. Small cap issuers are those whose market capitalization is similar to the market capitalization of companies in the MSCI World Small Cap IndexSM at the time of the Fund’s investment. Because the Fund’s strategy of investing in small cap issuers is applied on a global basis, some of the small cap issuers in which the Fund invests may rank among the largest companies in terms of market capitalization in certain countries. The Fund can invest in securities denominated in either U.S. dollars or foreign currencies. The Fund will focus on investments in common stock.

Under normal circumstances, the Fund anticipates it will allocate a substantial amount (approximately 40% or more —unless market conditions are not deemed favorable by BlackRock, in which case the Fund would invest at least 30%) — of its total assets in securities (i) of foreign government issuers, (ii) of issuers organized or located outside the U.S., (iii) of issuers which primarily trade in a market located outside the U.S., or (iv) of issuers doing a substantial amount of business outside the U.S., which the Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). For temporary defensive purposes the Fund may deviate very substantially from the allocation described above.

Except in unusual circumstances, the Fund may invest in equity securities of companies throughout the world. There are no limits on the geographic allocation of the Fund’s investments. The Fund may invest in companies in developed markets and in emerging markets such as those in Eastern Europe, Latin America and the Far East, and Fund management anticipates that a significant portion of the Fund’s investments will be in companies in such developing markets.

The 80% policy noted above is a non-fundamental policy of the Fund and may not be changed without 60 days’ prior notice to shareholders. The Fund will invest in small cap issuers that have a capitalization, at the time of purchase, within the MSCI World Small Cap Index. Companies whose capitalization no longer meets this definition after purchase continue to be considered small market capitalization companies for purposes of the 80% policy.

ABOUT THE PORTFOLIO MANAGEMENT OF THE GLOBAL SMALLCAP PORTFOLIO

The Global SmallCap Portfolio is managed by a team of financial professionals. John Coyle, CFA and Murali Balaraman, CFA are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

Mid Cap Value Opportunities Portfolio

Investment Goal

The investment objective of the Mid Cap Value Opportunities Portfolio is to seek capital appreciation and, secondarily, income. This investment objective is a fundamental policy of the Fund and may not be changed without approval of a majority of the Fund’s outstanding voting securities, as defined in the Investment Company Act.

Investment Process

In selecting securities, Fund management emphasizes common stock and, to a lesser extent, securities convertible into common stock, that it believes are undervalued. A company’s stock is believed to be undervalued when the stock’s current price is less than what Fund management believes a share of the company is worth. A company’s worth can be assessed by several factors, such as financial resources, value of tangible and intangible assets, sales and earnings growth rates, return on capital, product development, quality of management, and overall business prospects. A company’s stock may become undervalued when most investors fail to perceive the company’s strengths in one or more of these areas. Fund management may also determine that a company is undervalued if its stock price is down because of temporary factors from which Fund management believes the company will recover.

Fund management also considers other factors, including the level of competition in an industry or the extent of government regulation. The Fund may also purchase the stock of a company that has suffered a recent earnings decline if Fund management believes that the decline is temporary or cyclical and will not significantly affect the company’s long term growth prospects.

The Fund may sell a security if, for example, the stock price increases to the high end of its valuation range based on one or more measures, such as price/book value, or price/sales, price/earnings or price/cash flow ratios. Fund management may also sell a security if it determines that the issuer no longer meets the criteria it has established for the purchase of such securities, or if Fund management thinks there is a more attractive investment opportunity elsewhere.

Primary Investment Strategies

The Fund tries to achieve its investment objective by investing primarily in a diversified portfolio of equity securities. Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities of mid cap companies. This policy is a non-fundamental investment policy of the Fund and may not be changed without 60 days’ prior notice to shareholders.

Fund management seeks to invest in mid cap companies that:

  are trading at the low end of their historical valuation ranges based on one or more measures, such as price/book value, or price/earnings, price/sales or price/cash flow ratios;

  have strong management;

  have particular qualities that affect the outlook for that company such as strong research capabilities, new or unusual products or occupation of an attractive market niche; or

  have the potential to increase earnings over an extended period of time.

The Fund may invest up to 30% of its total assets in the securities of foreign companies.

ABOUT THE PORTFOLIO MANAGEMENT OF THE MID CAP VALUE OPPORTUNITIES PORTFOLIO

The Mid Cap Value Opportunities Portfolio is managed by a team of financial professionals. John Coyle, CFA and Murali Balaraman, CFA are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

Other Strategies

In addition to the main strategies discussed above, each Fund may use certain other investment strategies. The Funds may also invest or engage in the following investments/strategies:

  Affiliated Money Market Funds — Each Fund may invest uninvested cash balances in affiliated money market funds.

  Borrowing — Each Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes or to meet redemptions.

  Covered Call Options — Each Fund can sell covered call options which are options that give the purchaser the right to require the Fund to sell a security owned by the Fund to the purchaser at a specified price within a limited time period. A Fund will receive a premium (an up front payment) for selling a covered call option, and if the option expires unexercised because the price of the underlying security has gone down the premium received by the Fund will partially offset any losses on the underlying security. By writing a covered call option, however, a Fund limits its ability to sell the underlying security and gives up the opportunity to profit from any increase in the value of the underlying security beyond the sale price specified in the option.

  Illiquid/Restricted Securities — Each Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (i.e., Rule 144A securities). They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.

  Indexed and Inverse Securities — Each Fund may invest in securities the potential return of which is based on the change in a specified interest rate or equity index (an “indexed security”). Each Fund may also invest in securities the return of which is inversely related to changes in an interest rate or index (“inverse securities”). In general, the return on inverse securities will decrease when the underlying index or interest rate goes up and increase when that index or interest rate goes down.

  Investment Companies — Each Fund has the ability to invest in other investment companies, such as exchange- traded funds, unit investment trusts, and open-end and closed-end funds, including affiliated investment companies.

  Repurchase Agreements and Purchase and Sale Contracts — Under repurchase agreements and purchase and sale contracts, the other party agrees, upon entering into the contract with a Fund, to repurchase a security sold to the Fund at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement.

  Reverse Repurchase Agreements — Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment.

  Securities Lending — Each Fund may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral.

  Short Sales — Each Fund may engage in short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. Each Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 5% (for the Global SmallCap Portfolio and the Mid Cap Value Opportunities Portfolio) or 10% (for the U.S. Mortgage Portfolio and the High Income Portfolio) of the value of its total assets. Each Fund may also make short sales “against the box” without limitation. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the security at no additional cost.

  When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by a Fund at an established price with payment and delivery taking place in the future. A Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

U.S. Mortgage Portfolio Other Strategies

  Derivative Transactions — The Fund may use derivatives for hedging purposes or to seek to enhance returns. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gold), or an index (such as the S&P 500 Index). The derivatives that the Fund may use include but are not limited to futures contracts and options thereon, indexed and inverse floating rate securities, and interest rate swaps and credit default swaps. The hedging strategies are intended to reduce volatility in the net asset value of Fund shares.

  Supranational Entities — The Fund may invest up to 5% of its assets in obligations issued or guaranteed by the International Bank for Reconstruction and Development (the “World Bank”), an international organization of which the United States is a member country.

  Temporary Defensive Strategies — For temporary defensive purposes, the Fund may restrict the markets in which it invests and may invest in cash, cash equivalents, money market securities, such as U.S. Treasury and agency obligations, other U.S. government securities, short-term debt obligations, certificates of deposit, bankers acceptances, commercial paper or other high quality fixed-income securities.

High Income Portfolio Other Strategies

  Distressed Securities — The Fund may invest up to 10% of its net assets in distressed securities. Distressed securities are securities that are subject to bankruptcy proceedings or are in default or at imminent risk of being in default.

  Emerging markets issuers — The Fund may also invest a portion of its assets in securities of issuers located in emerging markets.

  Other Debt Securities — The Fund may invest in higher rated fixed-income securities if the risk of loss of income and principal to the Fund may be substantially reduced with only a small decrease in yield.

  Other Investments — The Fund may acquire and hold common stock or other equity securities, including but not limited to acquiring and holding such securities in unit offerings with fixed-income securities or in connection with an amendment, waiver, or a conversion or exchange of fixed-income securities, or in connection with the bankruptcy or workout of a distressed fixed-income security, or upon the exercise of a right or warrant obtained on account of a fixed-income security.

  Sovereign Debt Securities — The Fund may invest in sovereign debt securities. These securities are issued or guaranteed by foreign government entities.

  Standby Commitment Agreements — Standby commitment agreements commit the Fund, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to the Fund at the option of the issuer.

  Temporary Defensive Strategies — Under unusual market or economic conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its net assets in U.S. government securities, certificates of deposit, bankers’ acceptances, commercial paper rated in the highest rating category by a recognized rating service, money market funds, cash or other high quality fixed-income securities that are consistent with the Fund’s objectives. The yield on such securities may be lower than the yield on lower-rated fixed-income securities. Temporary defensive positions may limit the potential for an increase in the value of your Fund’s shares or for a Fund to achieve its investment objectives.

Global SmallCap Portfolio Other Strategies

  Convertible Securities — The Fund may purchase convertible securities, which generally are debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). A convertible’s value usually reflects both the stream of current income payments and the market value of the underlying common stock.

  Debt Securities — This includes fixed-income securities issued by companies, as well as U.S. and foreign sovereign debt obligations. When choosing debt securities, Fund management considers various factors including the credit quality of issuers and yield analysis. The Fund may invest in debt securities that are rated below investment grade, which are commonly known as “junk bonds.”

  Foreign Exchange Transactions — The Fund may engage in foreign exchange transactions to seek to hedge against the risk of loss from changes in currency exchange rates or to seek to enhance returns, but Fund management cannot guarantee that it will be able to enter into such transactions or that such transactions will be effective.

  Initial Public Offerings — The Fund has the ability to invest in initial public offerings.

  Large Cap/Mid Cap Issuers — The Fund may invest in equity securities of issuers that have larger individual market capitalizations.

  Rights — The Fund may purchase securities pursuant to the exercise of subscription rights, which allow an issuer’s existing shareholders to purchase additional common stock at a price substantially below the market price of the shares.

  Short-term Securities — The Fund may invest in money market securities or commercial paper.

  Standby Commitment Agreements — Standby commitment agreements commit the Fund, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to the Fund at the option of the issuer.

  Temporary Defensive Strategies — For temporary defensive purposes, the Fund also may restrict the markets in which it invests and may increase the portion of assets invested in issuers with larger capitalizations and in debt securities. Although the Fund will make temporary defensive investments only to the extent that Fund management believes they present less risk than the Fund’s usual investments, temporary defensive investments may limit the Fund’s ability to achieve long-term growth of capital.

  Warrants — The Fund may invest in warrants. A warrant gives the Fund the right to buy stock. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. The Fund has no obligation to exercise the warrant and buy the stock. A warrant has value only if the Fund is able to exercise it or sell it before it expires.

Mid Cap Value Opportunities Portfolio Other Strategies

  Convertible Securities — The Fund may purchase convertible securities, which generally are debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). A convertible’s value usually reflects both the stream of current income payments and the market value of the underlying common stock.

  Debt Securities — The Fund may invest in debt securities. This includes fixed-income securities issued by companies, as well as U.S. government debt obligations. When choosing debt securities, Fund management considers various factors including the credit quality of issuers and yield analysis.

  Depositary Receipts — The Fund may invest in securities of foreign companies in the form of depositary receipts or other securities convertible into securities of foreign companies. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. The Fund may invest in unsponsored depositary receipts.

  Derivative Transactions — The Fund may use derivatives to hedge its investment portfolio against market, interest rate and currency risks or to seek to enhance its return. The derivatives that the Fund may use include indexed and inverse securities, options, futures, swaps and forward foreign exchange transactions.

  Large Cap and Small Cap Companies Securities — Under normal circumstances, the Fund may invest up to 20% of its total assets in equity securities of large cap companies and small cap companies, including emerging growth companies.

  REIT Investments — The Fund may invest in real estate investment trusts (“REITs”). REITs are companies that own interests in real estate or in real estate related loans or other interests, and have revenue primarily consisting of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with the requirements of the Internal Revenue Code of 1986, as amended.

  Temporary Defensive Strategies — As a temporary measure for defensive purposes, the Fund may invest without limit in short term investment grade debt securities, such as commercial paper or Treasury bill agreements. The Fund may also increase its investment in these securities when Fund management is unable to find enough attractive long term investments, to reduce exposure to long term investments when Fund management believes it is advisable to do so on a temporary basis, or to meet redemptions. Short term investments may, therefore, limit the potential for the Fund to achieve its investment objective.

  Warrants — The Fund may invest in warrants. A warrant gives the Fund the right to buy stock. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. The Fund has no obligation to exercise the warrant and buy the stock. A warrant has value only if the Fund is able to exercise it or sell it before it expires.
Investment Risks

This section contains a summary discussion of the general risks of investing in the Funds. “Investment Objectives and Policies” in the Statement of Additional Information (the “SAI”) also includes more information about each Fund, its investments and the related risks. As with any fund, there can be no guarantee that any Fund will meet its objective or that any Fund’s performance will be positive for any period of time. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Main Risks of Investing in a Fund:

Corporate Loans Risk (High Income Portfolio) — Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes, the Fund may experience difficulties in selling its corporate loans.

Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, the Fund may not recover its investment or recovery may be delayed. By investing in a corporate loan, the Fund may become a member of the syndicate.

The corporate loans in which the Fund invests are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

Credit Risk (U.S. Mortgage Portfolio and High Income Portfolio) — Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Depositary Receipts Risk (Global SmallCap Portfolio Main Risk; Mid Cap Value Opportunities Portfolio Other Risk) — The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Derivatives Risk (High Income Portfolio and Global SmallCap Portfolio Main Risk; U.S. Mortgage Portfolio and Mid Cap Value Opportunities Portfolio Other Risk) — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Emerging Markets Risk (Global SmallCap Portfolio Main Risk; High Income Portfolio Other Risk) — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit the Fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Equity Securities Risk (Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio Main Risk; High Income Portfolio Other Risk) — Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Extension Risk (U.S. Mortgage Portfolio and High Income Portfolio) — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Foreign Securities Risk (High Income Portfolio and Global SmallCap Portfolio Main Risk; Mid Cap Value Opportunities Portfolio Other Risk) — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party; the Fund could be liable for any losses incurred.

High Portfolio Turnover Risk (U.S. Mortgage Portfolio Main Risk; High Income Portfolio, Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio Other Risk) — The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss and would increase an investor’s tax liability unless shares are held through a tax-deferred or exempt vehicle. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

Interest Rate Risk (U.S. Mortgage Portfolio and High Income Portfolio) — Interest rate risk is the risk that prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by Fund management.

Investment Style Risk (Mid Cap Value Opportunities Portfolio) — Under certain market conditions, value investments have performed better during periods of economic recovery. Therefore, this investment style may over time go in and out of favor. At times when the investment style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles.

Junk Bonds Risk (High Income Portfolio Main Risk; Global SmallCap Portfolio Other Risk) — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund. The major risks of junk bond investments include:

  Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

  Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed- income securities.

  Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

  Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market.

  The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Mid Cap Securities Risk (Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio) — The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

Mortgage- and Asset-Backed Securities Risks (U.S. Mortgage Portfolio Main Risk; High Income Portfolio Other Risk) — Mortgage-backed securities (residential and commercial) and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Although asset-backed and commercial mortgage-backed securities (“CMBS”) generally experience less prepayment than residential mortgage-backed securities, mortgage-backed and asset-backed securities, like traditional fixed-income securities, are subject to credit, interest rate, prepayment and extension risks.

Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. The Fund’s investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. These securities also are subject to the risk of default on the underlying mortgage or assets, particularly during periods of economic downturn. Certain CMBS are issued in several classes with different levels of yield and credit protection. The Fund’s investments in CMBS with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Mortgage-backed securities may be either pass-through securities or collateralized mortgage obligations (“CMOs”). Pass-through securities represent a right to receive principal and interest payments collected on a pool of mortgages, which are passed through to security holders. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (“IOs”), principal only (“POs”) or an amount that remains after floating-rate tranches are paid (an inverse floater). These securities are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates. Interest rates on inverse floaters, for example, vary inversely with a short-term floating rate (which may be reset periodically). Interest rates on inverse floaters will decrease when short-term rates increase, and will increase when short-term rates decrease. These securities have the effect of providing a degree of investment leverage. In response to changes in market interest rates or other market conditions, the value of an inverse floater may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If the Fund invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment.

The mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on mortgage loans (including subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of real-estate values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Also, a number of mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Certain mortgage-backed securities in which the Fund may invest may also provide a degree of investment leverage, which could cause the Fund to lose all or substantially all of its investment.

Prepayment Risk (U.S. Mortgage Portfolio and High Income Portfolio) — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Small Cap and Emerging Growth Securities Risk (Global SmallCap Portfolio Main Risk; Mid Cap Value Opportunities Portfolio Other Risk) — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails or there are other adverse developments, or if management changes, the Fund’s investment in a small cap company may lose substantial value. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

The securities of small cap or emerging growth companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger cap securities or the market as a whole. In addition, small cap securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Investing in small cap securities requires a longer term view.

A Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

Borrowing Risk — Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

Convertible Securities Risk (Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio) — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Debt Securities Risk (Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio) — Debt securities, such as bonds, involve credit risk. Credit risk is the risk that the borrower will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities. Debt securities are also subject to interest rate risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Distressed Securities Risk (High Income Portfolio) — Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Dollar Rolls Risk (U.S. Mortgage Portfolio) — Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage.

Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

Indexed and Inverse Securities Risks — Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

Leverage Risk — Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.

“New Issues” Risk (Global SmallCap Portfolio) — “New Issues” are initial public offerings of U.S. equity securities. Investments in companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering. When an initial public offering is brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like.

REIT Investment Risk (Mid Cap Value Opportunities Portfolio) — In addition to the risks facing real estate-related securities, such as a decline in property values due to increasing vacancies, a decline in rents resulting from unanticipated economic, legal or technological developments or a decline in the price of securities of real estate companies due to a failure of borrowers to pay their loans or poor management, investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Repurchase Agreements, Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

Reverse Repurchase Agreements Risk — Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities. These events could also trigger adverse tax consequences to the Fund.

Rights Risk (Global SmallCap Portfolio) — The failure to exercise subscription rights to purchase common stock would result in the dilution of the Fund’s interest in the issuing company. The market for such rights is not well developed, and, accordingly, the Fund may not always realize full value on the sale of rights

Securities Lending Risk — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

Short Sales Risk — Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short. The Fund will realize a gain if the security declines in price between those dates. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar funds that do not make short sales in securities they do not own. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold. The Fund may also pay transaction costs and borrowing fees in connection with short sales.

Sovereign Debt Risk (High Income Portfolio and Global SmallCap Portfolio) — Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Standby Commitment Agreements Risk (High Income Portfolio and Global SmallCap Portfolio) — Standby commitment agreements involve the risk that the security the Fund buys will lose value prior to its delivery to the Fund and will no longer be worth what the Fund has agreed to pay for it. These agreements also involve the risk that if the security goes up in value, the counterparty will decide not to issue the security. In this case, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Supranational Entities Risk (U.S. Mortgage Portfolio) — The Fund may invest in obligations issued or guaranteed by the International Bank for Reconstruction and Development (the World Bank). The government members, or “stockholders,” usually make initial capital contributions to the World Bank and in many cases are committed to make additional capital contributions if the World Bank is unable to repay its borrowings. There is no guarantee that one or more stockholders of the World Bank will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments.

Warrants Risk (Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio) — If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

When-Issued Securities, Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Account Information

The table below summarizes key features of the Funds. Each Fund may waive certain requirements regarding the purchase or sale of shares described below.

Availability	Shares of each Fund may be purchased and held only by or on behalf of separately managed account clients who have retained BlackRock Investment Management, LLC or certain of its affiliates (individually or collectively referred to as BlackRock) to manage their accounts, or who have requested that their investment adviser consider investment recommendations provided by BlackRock in connection with the management of their accounts.

Minimum Investment	No.

Initial Sales Charge?	No.

Deferred Sales Charge?	No.

Service and Distribution Fees?	No.

Redemption Fees?	No.

How to Buy, Sell and Transfer Shares

Purchases and Redemption of Shares

Shares of each Fund may be purchased and held only by or on behalf of separately managed account clients who have retained BlackRock Investment Management, LLC or certain of its affiliates (individually or collectively referred to as “BIM LLC”) to manage their accounts, or who have requested that their investment adviser implement investment recommendations provided by BIM LLC in connection with the management of their accounts.

In most cases, purchase and redemption orders are made based on instructions from BIM LLC (or other investment adviser who implements BIM LLC’s investment recommendations) to the broker-dealer who executes trades for the account. Purchase and redemption orders are processed at the net asset value next calculated after the broker-dealer receives the order on behalf of the account. Orders received by the broker-dealer prior to the close of the New York Stock Exchange (“NYSE”) on a business day will be processed at that day’s net asset value. Orders placed after the close of the NYSE will be priced at the net asset value determined on the next business day. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.

Each Fund reserves the right to redeem shares held by or on behalf of any shareholder who ceases to be an eligible investor as described above, and each shareholder, by purchasing shares of a Fund, agrees to any such redemption. If such shareholder fails to meet a Fund’s eligibility criteria, the Fund may redeem all of the shares of such shareholder and send the proceeds to the shareholder. The liquidation of such shares will have tax consequences for the investor. Investors should carefully consider the potential impact of such liquidations and restrictions before selecting a managed account strategy that contemplates investment in a Fund. Please contact your program sponsor for more information.

Each Fund, its administrators and BlackRock Investments, LLC (the “Distributor”) will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Each Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures. Each Fund may refuse a telephone redemption request if it believes it is advisable to do so. Purchases of a Fund’s shares will normally be made only in full shares, but may be made in fractional shares under certain circumstances. Certificates for shares will not be issued. The payment for shares to be purchased shall be wired to the Fund’s transfer agent.

Redemption proceeds will ordinarily remain in a shareholder’s managed account and may be reinvested in shares of a Fund or other securities at the discretion of BIM LLC (or other investment adviser who implements BIM LLC’s investment recommendations). Redemption proceeds will normally be wired to the managed account within three business days after the redemption request is received, but may take up to seven business days, if, in the judgment of a Fund, an earlier payment could adversely affect the Fund. Redemption proceeds that are paid in cash will be sent by wire only; however, shareholders, who are no longer eligible to invest in the Funds may elect to receive their redemption proceeds by check.

Each Fund may reject any purchase order and suspend and resume the sale of shares of any Fund at any time for any reason. Each Fund may reject an order to sell shares under certain circumstances. Redemptions of shares of a Fund may be suspended when trading on the NYSE is restricted or during an emergency that makes it impracticable for a Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, a Fund may delay redemption payments for more than seven days, as permitted by law.

Under certain circumstances, if no activity occurs in an account within a time period specified by state law, a shareholder’s shares in a Fund may be transferred to that state.

Each Fund currently does not offer exchange privileges.

The shares of the Funds are distributed by BlackRock Investments, LLC, an affiliate of BlackRock.

Funds’ Rights

Each Fund may:

  Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act;

  Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or if a redemption request is made before the Fund has collected payment for the purchase of shares;

  Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act; and

  Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level.

Short-Term Trading Policy

Market timing is an investment technique involving frequent short-term trading of mutual fund shares designed to exploit market movements or inefficiencies in the way a mutual fund prices its shares. Short term or excessive trading into and out of a Fund, particularly in larger amounts, may harm performance by disrupting portfolio management strategies and by increasing expenses, including brokerage and administrative costs, and may also dilute the value of the holdings of other shareholders of the Fund. However, the Funds are designed for separately managed accounts that invest in individual securities and other investments in addition to shares of the Funds. Shares of the Funds may appropriately be purchased or redeemed for these accounts on a frequent basis for rebalancing purposes or in order to invest new monies or accommodate reductions in account size. BlackRock (or other investment adviser to whom BlackRock provides investment recommendations) submits all purchases and redemptions in connection with the Funds, including portfolio rebalancing, and shareholders cannot make such purchases or redemptions directly. The Board of Trustees (the “Board”) of the Funds has evaluated the risks of market timing activities by a Fund’s shareholders and has determined that due to the nature of the Funds and shareholders’ limited ability to direct purchases or redemptions in connection with the Funds it is unlikely that (a) market timing would be attempted by a Fund’s shareholders or (b) any attempts to market time a Fund by shareholders would result in negative impact to the Fund or its shareholders. As result, the Board has not adopted specific policies and procedures to deter short term trading in the Funds.

Redemption Fee

The Funds do not charge a redemption fee. However, certain mutual funds sponsored and advised by BlackRock or its affiliates (“BlackRock Funds”) listed below (the “Applicable Funds”) charge a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Applicable Fund shares made within 30 days of purchase.

The following BlackRock Funds assess redemption fees:

EQUITY

BlackRock All-Cap Energy & Resources Portfolio	BlackRock International Value Fund
BlackRock Energy & Resources Portfolio	BlackRock Latin America Fund, Inc.
BlackRock EuroFund	BlackRock Pacific Fund, Inc.
BlackRock Global Allocation Fund, Inc.	BlackRock Science & Technology Opportunities Portfolio
BlackRock Global Dynamic Equity Fund	BlackRock Small Cap Core Equity Portfolio
BlackRock Global Emerging Markets Fund, Inc.	BlackRock Small Cap Growth Equity Portfolio
BlackRock Global Financial Services Fund, Inc.	BlackRock Small Cap Growth Fund II
BlackRock Global Growth Fund, Inc.	BlackRock Small Cap Index Fund
BlackRock Global Opportunities Portfolio	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Global SmallCap Fund, Inc.	BlackRock U.S. Opportunities Portfolio
BlackRock Health Sciences Opportunities Portfolio	BlackRock Value Opportunities Fund, Inc.
BlackRock International Fund	BlackRock World Gold Fund
BlackRock International Index Fund	MFS Research International FDP Fund
BlackRock International Opportunities Portfolio

FIXED INCOME

BlackRock Emerging Market Debt Portfolio	BlackRock International Bond Portfolio
BlackRock Floating Rate Income Portfolio	BlackRock Strategic Income Opportunities Portfolio
BlackRock High Income Fund	BlackRock World Income Fund, Inc.
BlackRock High Yield Bond Portfolio

Distribution and Service Payments

Other Payments by the Funds

BlackRock, on behalf of the Funds, may enter into agreements with a financial intermediary pursuant to which the Funds will pay a financial intermediary for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These payments are generally based on either: (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial.

Other Payments by BlackRock

BlackRock, BlackRock Investments, LLC (the “Distributor”) and their affiliates (including Merrill Lynch & Co. (“Merrill Lynch”), PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”), and/or Barclays PLC (“Barclays”) and their respective affiliates), may make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Funds). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated financial intermediaries for the sale and distribution of shares of the Funds or for these other services to the Funds and shareholders. These payments would be in addition to Fund payments described in this prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the financial intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the financial intermediary. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a financial intermediary, its employees or associated persons to recommend or sell shares of a Fund to you. Please contact your financial intermediary for details about payments it may receive from a Fund or from BlackRock, the Distributor or their affiliates. For more information, see the Statement of Additional Information.

Management of the Funds

BlackRock

BlackRock, each Fund’s investment adviser, manages each Fund’s investments and its business operations subject to the oversight of the Board of the Fund. While BlackRock is ultimately responsible for the management of each Fund, it is able to draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock is an indirect, wholly owned subsidiary of BlackRock, Inc.

BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock Financial Management, Inc. (“BFM”), U.S. Mortgage Portfolio’s and High Income Portfolio’s sub-adviser, and BlackRock Investment Management, LLC (“BIM LLC” and, together with BFM, each a “Sub-Adviser” and collectively the “Sub-Advisers”), Mid Cap Value Opportunities Portfolio’s and Global SmallCap Portfolio’s sub-adviser, are registered investment advisers organized in 1994 and 1999, respectively. BlackRock and its affiliates had approximately $3.151 trillion in investment company and other portfolio assets under management as of June 30, 2010.

Managed Account Series (the “Trust”), on behalf of each Fund, has entered into a management agreement (the “Management Agreement”) with BlackRock pursuant to which BlackRock is entitled to receive a fee from each Fund. BlackRock is entitled to an annual management fee rate in the amount of 0.46% of the U.S. Mortgage Portfolio’s average daily net assets, 0.41% of the High Income Portfolio’s average daily net assets, 0.85% of the Global SmallCap Portfolio’s average daily net assets, and 0.65% of the Mid Cap Value Opportunities Portfolio’s average daily net assets. BlackRock has contractually agreed to waive all fees and pay or reimburse all expenses of each Fund, except extraordinary expenses such as interest expense. A Fund’s interest expense is required to be reported as part of operating expenses in such Fund’s expense table for accounting purposes. A Fund incurs interest expense when making certain investments (e.g., reverse repurchase agreements or dollar roll transactions) to seek to enhance the yield and total return of the portfolio. The amount of interest expense (if any) will fluctuate with a Fund’s use of those investments. In addition, a Fund is subject to certain indirect expenses in connection with its investments in other investment companies. These “Acquired Fund Fees and Expenses” are not paid directly by a Fund but are taken out of the assets of the underlying fund in which it invests and result in a lower net asset value for the Fund’s investment. Such expenses cannot, therefore, be reimbursed by BlackRock. Excluding these extraordinary and indirect expenses, the Net Annual Fund Operating Expenses of each Fund is 0%.

Investors in the Funds will pay a fee to BIM LLC or their managed account program sponsors. BIM LLC receives compensation from managed account clients or program sponsors in connection with its management of client accounts and participation in investment programs through which shares of the Funds are made available.

BlackRock has entered into a sub-advisory agreement with each Sub-Adviser, each an affiliate of BlackRock, under which BlackRock pays each Sub-Adviser for services it provides a fee equal to a percentage of the management fee paid to BlackRock under the Management Agreement. Each Sub-Adviser is responsible for the day-to-day management of the applicable Fund’s portfolio.

* * *

A discussion of the basis for the Board’s approval of the Management Agreement with BlackRock and each sub-advisory agreement between BlackRock and the Sub-Advisers is included in each Fund’s semi-annual shareholder report for the fiscal period ended October 31, 2009.

From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Funds.

Portfolio Manager Information

Information regarding the portfolio managers of each Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Funds’ SAI.

U.S. Mortgage Portfolio

The U.S. Mortgage Portfolio is managed by a team of financial professionals. Akiva Dickstein and Matthew Kraeger are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Akiva Dickstein	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2009	Managing Director of BlackRock, Inc. since 2009; Managing Director of Merrill Lynch from 2003 to 2009 and Head of the U.S. Rates and Structured Credit Research Group.

Matthew Kraeger	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2009	Director of BlackRock, Inc. since 2009; Vice President of BlackRock, Inc. from 2006 to 2008; Associate of BlackRock, Inc. from 2002 to 2005.

High Income Portfolio

The High Income Portfolio is managed by a team of financial professionals. James Keenan, CFA, Mitchell Garfin, CFA, and Derek Schoenhofen are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

James Keenan, CFA	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2007	Managing Director of BlackRock, Inc. since 2008; Head of the Leveraged Finance Portfolio team; Director of BlackRock, Inc. from 2006 to 2007; Vice President of BlackRock, Inc. from 2004 to 2006.

Mitchell S. Garfin, CFA	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2009	Managing Director of BlackRock, Inc. since2009; Director of BlackRock, Inc. from 2005 to 2008; Vice President of BlackRock, Inc. from2001 to 2004.

Derek Schoenhofen	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2009	Director of BlackRock, Inc. since 2006; Vice President of BlackRock, Inc. from 2000 to 2006.

Global SmallCap Portfolio

The Global SmallCap Portfolio is managed by a team of financial professionals. John Coyle, CFA and Murali Balaraman, CFA are the co-portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

John Coyle, CFA	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2005	Managing Director of BlackRock, Inc. since 2009; Director of BlackRock, Inc. from 2006 to 2008; Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) in 2006; Vice President of MLIM from 2004 to 2006; Managing Director of Bear Stearns Asset Management from 2001 to 2004.

Murali Balaraman, CFA	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2005	Managing Director of BlackRock, Inc. since 2009; Director of BlackRock, Inc. from 2006 to 2008; Director of MLIM in 2006; Vice President of MLIM from 1998 to 2006.

Mid Cap Value Opportunities Portfolio

The Mid Cap Value Opportunities Portfolio is managed by a team of financial professionals. John Coyle, CFA and Murali Balaraman, CFA are the co-portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

John Coyle, CFA	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2005	Managing Director of BlackRock, Inc. since 2009; Director of BlackRock, Inc. from 2006 to 2008; Director of MLIM in 2006; Vice President of MLIM from 2004 to 2006; Managing Director of Bear Stearns Asset Management from 2001 to 2004.

Murali Balaraman, CFA	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2005	Managing Director of BlackRock, Inc. since 2009; Director of BlackRock, Inc. from 2006 to 2008; Director of MLIM in 2006; Vice President of MLIM from 1998 to 2006.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including BlackRock, Inc. and PNC and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and of BlackRock, Inc.’s significant shareholders, Merrill Lynch, and its affiliates, including BAC (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays (each a “Barclays Entity”) (for convenience the BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock and its Affiliates or the Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the funds. BlackRock and its Affiliates or the Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more Affiliates or Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate or an Entity performs or seeks to perform investment banking or other services. One or more Affiliates or Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. The trading activities of these Affiliates or Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Affiliate or an Entity having positions that are adverse to those of the Fund. No Affiliate or Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate or an Entity may compete with the Fund for appropriate investment opportunities. The results of the Fund’s investment activities, therefore, may differ from those of an Affiliate or an Entity and of other accounts managed by an Affiliate or an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates or Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the Fund may, from time to time, enter into transactions in which an Affiliate or an Entity or its other clients have an adverse interest. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Fund. Transactions by one or more Affiliate- or Entity-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Affiliates or Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Affiliate or an Entity has or is trying to develop investment banking relationships or in which an Affiliate or an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Affiliate or an Entity provides or may some day provide research coverage. An Affiliate or an Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Affiliates or Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board, the Fund has retained an Affiliate of BlackRock to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Valuation of Fund Investments

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates the net asset value of each class of its shares (generally by using market quotations) each day the NYSE is open as of the close of business on the NYSE, based on prices at the time of closing. The NYSE generally closes at 4:00 p.m. (Eastern time). The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed.

The Fund’s assets and liabilities are valued primarily on the basis of market quotations. Equity investments are valued at market value, which is generally determined using the last reported sale price on the exchange or market on which the security is primarily traded at the time of valuation. The Fund values fixed income portfolio securities using market prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the Fund’s Board. Certain short-term debt securities are valued on the basis of amortized cost. If the Fund invests in foreign securities, these securities may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s net asset value may change on days when you will not be able to purchase or redeem the Fund’s shares. In addition, foreign currency exchange rates are generally determined as of the close of business on the NYSE.

Generally, trading in foreign securities, U.S. government securities and money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times.

When market quotations are not readily available or are not believed by BlackRock to be reliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BlackRock in accordance with procedures approved by the Fund’s Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable, where the security or other asset or liability is thinly traded (e.g., municipal securities and certain non-U.S. securities) or where there is a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that it is likely that the event will cause a material change to the last closing market price of one or more assets or liabilities held by the Fund. Foreign securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets may be fair valued.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value.

BNY Mellon Investment Servicing (US) Inc., each Fund’s transfer agent, will receive your order from either your sponsor, BIM LLC, or other investment adviser. Purchase orders received by the transfer agent by the close of regular trading on the NYSE (currently 4 p.m. (Eastern time)) on each business day will be priced based on the net asset value calculated at the close of trading on that day. Net asset value is calculated separately for each Fund as of the close of business on the NYSE, generally 4 p.m. (Eastern time), each day the NYSE is open.

The Fund may accept orders from certain authorized Financial Intermediaries or their designees. The Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the Financial Intermediary could be held liable for any losses.

Dividends, Distributions and Taxes

BUYING A DIVIDEND

Unless your investment is in a tax deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has declared but not yet distributed ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

Dividends from net investment income will be paid at least monthly by the U.S. Mortgage Portfolio and the High Income Portfolio and at least annually by the Global SmallCap Portfolio and the Mid Cap Value Opportunities Portfolio. All net realized capital gains, if any, will be distributed to each Fund’s shareholders at least annually. Dividends, which will be paid in cash, will remain invested in a shareholder’s managed account and may be reinvested in shares of a Fund or other securities at the discretion of BlackRock. Each Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. Although this cannot be predicted with any certainty, the U.S. Mortgage Portfolio and the High Income Portfolio anticipate that the majority of their dividends, if any, will consist of ordinary income, although they may distribute capital gains as well. Although this cannot be predicted with any certainty, the Global SmallCap Portfolio and the Mid Cap Value Opportunities Portfolio anticipate that the majority of their dividends, if any, will consist of capital gains. Capital gains may be taxable to you at lower rates depending on how long the Fund held the assets sold.

You will pay tax on dividends from a Fund whether you receive them in cash or additional shares. If you redeem Fund shares, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Certain dividend income received by a Fund during the taxable years beginning before January 1, 2011, including dividends received from qualifying foreign corporations, and long-term capital gains are eligible for taxation at a reduced rate that applies to non-corporate shareholders. To the extent a Fund makes any distributions derived from long-term capital gains and qualifying dividend income, such distributions will be eligible for taxation at the reduced rate.

Recently enacted legislation will impose a 3.8% Medicare contribution tax on the net investment income (which includes interest, dividends and capital gain) of U.S. individuals with income exceeding $200,000 or $250,000 if married filing jointly, and of trusts and estates, for taxable years beginning after December 31, 2012.

If you are neither a lawful permanent resident nor a citizen of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gain) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

Recently enacted legislation will impose a 30% withholding tax on dividends and redemption proceeds paid after December 31, 2012, to (i) certain foreign financial institutions and investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. You may be able to claim a credit or take a deduction for foreign taxes paid by the Fund if certain requirements are met.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or the number you have provided is incorrect.

This Section summarizes some of the consequences under current Federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in a Fund under all applicable tax laws.

Financial Highlights

The Financial Highlights table is intended to help you understand a Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and/or distributions). The information has been audited by Deloitte & Touche LLP, whose report, along with each Fund’s financial statements, is included in the Funds’ Annual Report, which is available upon request.

U.S. Mortgage Portfolio

	Year Ended April 30,				Period July 29, 2005[1] to April 30, 2006
	2010	2009	2008	2007

Per Share Operating Performance

Net asset value, beginning of period	$9.64	$9.88	$9.90	$9.72	$10.00

Net investment income[2]	0.53	0.56	0.56	0.53	0.34

Net realized and unrealized gain (loss)	0.93	(0.26)	(0.02)	0.15	(0.28)

Net increase from investment operations	1.46	0.30	0.54	0.68	0.06

Dividends and distributions from:
Net investment income	(0.54)	(0.54)	(0.56)	(0.50)	(0.34)
Net realized gain	(0.17)	—	—	—	—

Total dividends and distributions	(0.71)	(0.54)	(0.56)	(0.50)	(0.34)

Net asset value, end of period	$10.39	$9.64	$9.88	$9.90	$9.72

Total Investment Return[3]

Based on net asset value	15.52%	3.26%	5.63%	7.19%	0.57%[4]

Ratios to Average Net Assets

Total expenses	0.71%	0.83%	1.02%	0.67%	0.75%[5]

Total expenses after fees waived, reimbursed and
paid indirectly	0.01%	0.19%	0.39%	0.00%	0.00%[5]

Total expenses after fees waived, reimbursed and
paid indirectly and excluding interest expense	0.00%	0.00%[6]	0.00%[6]	0.00%	0.00%[5]

Net investment income	5.18%	5.82%	5.64%	5.37%	4.57%[5]

Supplemental Data

Net assets, end of period (000)	$129,514	$109,769	$142,254	$120,677	$83,031

Portfolio turnover	1,371%[7]	1,642%[8]	2,804%[9]	1,316%	382%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Less than 0.01%.
[7]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover would have been 517%.
[8]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover would have been 444%.
[9]	Includes TBA transactions. Excluding these transactions the portfolio turnover would have been 686%.

Financial Highlights (continued)

High Income Portfolio

	Year Ended April 30,				Period July 29, 2005[1] to April 30, 2006
	2010	2009	2008	2007

Per Share Operating Performance

Net asset value, beginning of period	$7.10	$9.36	$10.29	$9.95	$10.00

Net investment income[2]	0.87	0.80	0.82	0.78	0.54

Net realized and unrealized gain (loss)	2.51	(2.24)	(0.93)	0.36	0.03

Net increase (decrease) from investment operations	3.38	(1.44)	(0.11)	1.14	0.57

Dividends and distributions from:
Net investment income	(0.89)	(0.82)	(0.82)	(0.80)	(0.62)
Net realized gain	—	—	(0.00)[3]	—	—

Total dividends and distributions	(0.89)	(0.82)	(0.82)	(0.80)	(0.62)

Net asset value, end of period	$9.59	$7.10	$9.36	$10.29	$9.95

Total Investment Return[4]

Based on net asset value	49.58%	(15.17)%	(0.98)%	11.98%	6.01%[5]

Ratios to Average Net Assets

Total expenses	0.72%	0.67%	0.62%	0.66%	0.72%[6]

Total expenses after fees waived, reimbursed and
paid indirectly	0.01%	0.00%	0.00%	0.00%	0.00%[6]

Total expenses after fees waived, reimbursed and
paid indirectly and excluding interest expense	0.00%	0.00%	0.00%	0.00%	0.00%[6]

Net investment income	10.05%	10.37%	8.47%	7.97%	8.24%[6]

Supplemental Data

Net assets, end of period (000)	$86,119	$76,634	$113,638	$94,768	$89,219

Portfolio turnover	106%	80%	58%	91%	61%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Amount is less than ($0.01) per share.
[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Annualized.

Financial Highlights (continued)

Global SmallCap Portfolio

	Year Ended April 30,				Period August 2, 2005[1] to April 30, 2006
	2010	2009	2008	2007

Per Share Operating Performance

Net asset value, beginning of period	$8.28	$12.38	$13.36	$11.84	$10.00

Net investment income[2]	0.14	0.17	0.19	0.21	0.12

Net realized and unrealized gain (loss)	3.36	(3.93)	0.26	1.51	1.73

Net increase (decrease) from investment operations	3.50	(3.76)	0.45	1.72	1.85

Dividends and distributions from:
Net investment income	(0.25)	(0.10)	(0.34)	(0.10)	(0.01)
Net realized gain	—	(0.24)	(1.09)	(0.10)	(0.00)[3]

Total dividends and distributions	(0.25)	(0.34)	(1.43)	(0.20)	(0.01)

Net asset value, end of period	$11.53	$8.28	$12.38	$13.36	$11.84

Total Investment Return[4]

Based on net asset value	42.81%	(31.22)%	2.85%	15.03%	18.56%[5]

Ratios to Average Net Assets

Total expenses	1.16%	1.26%	1.22%	1.29%	1.47%[6]

Total expenses after fees waived and reimbursed	0.00%	0.00%	0.00%	0.00%	0.00%[6]

Net investment income	1.41%	1.79%	1.48%	1.74%	1.51%[6]

Supplemental Data

Net assets, end of period (000)	$127,418	$109,239	$164,383	$134,370	$79,601

Portfolio turnover	81%	120%	110%	96%	63%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Amount is less than ($0.01) per share.
[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Annualized.

Financial Highlights (concluded)

Mid Cap Value Opportunities Portfolio

	Year Ended April 30,				Period August 2, 2005[1] to April 30, 2006
	2010	2009	2008	2007

Per Share Operating Performance

Net asset value, beginning of period	$6.78	$9.97	$11.95	$11.50	$10.00

Net investment income[2]	0.15	0.15	0.13	0.15	0.11

Net realized and unrealized gain (loss)	3.26	(3.17)	(0.80)	1.15	1.48

Net increase (decrease) from investment operations	3.41	(3.02)	(0.67)	1.30	1.59

Dividends and distributions from:
Net investment income	(0.13)	(0.17)	(0.12)	(0.13)	(0.06)
Net realized gain	—	—	(1.19)	(0.72)	(0.03)

Total dividends and distributions	(0.13)	(0.17)	(1.31)	(0.85)	(0.09)

Net asset value, end of period	$10.06	$6.78	$9.97	$11.95	$11.50

Total Investment Return[3]

Based on net asset value	50.68%	(30.28)%	(6.54)%	12.51%	15.97%[4]

Ratios to Average Net Assets

Total expenses	0.86%	0.86%	0.85%	0.89%	1.00%[5]

Total expenses after fees waived and reimbursed	0.00%	0.00%	0.00%	0.00%	0.00%[5]

Net investment income	1.78%	1.86%	1.22%	1.34%	1.43%[5]

Supplemental Data

Net assets, end of period (000)	$124,072	$105,399	$160,316	$127,259	$78,386

Portfolio turnover	81%	179%	148%	78%	84%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.

General Information

Shareholder Documents

Electronic Delivery of Annual Reports, Semi-Annual Reports and Prospectuses

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program. To enroll:

  Access the website http://www.icsdelivery.com/live

Delivery of Shareholder Documents

The Funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial professional.

Certain Fund Policies

Anti-Money Laundering Requirements

The Funds are subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act.

Each Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds’ policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your Financial Intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Statement of Additional Information

If you would like further information about each Fund, including how it invests, please see the SAI.

For a discussion of each Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the SAI.

Glossary

This glossary contains an explanation of some of the common terms used in this prospectus. For additional information about the Funds, please see the SAI.

Acquired Fund Fees and Expenses — fees and expenses charged by other investment companies in which the Fund invests a portion of its assets.

Annual Fund Operating Expenses — expenses that cover the costs of operating the Fund.

Barclays Capital U.S. Mortgage-Backed Securities Index — an unmanaged index that includes the mortgage-backed pass through securities of the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation that meet certain maturity and liquidity criteria.

Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index — an unmanaged index comprised of issues that meet the following criteria; at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the Index.

Distribution Fees — fees used to support the Fund’s marketing and distribution efforts, such as compensating financial professionals and other financial intermediaries, advertising and promotion.

Management Fee — a fee paid to BlackRock for managing the Fund.

MSCI World Small Cap Index — an unmanaged broad-based Index comprised of small cap companies from 23 developed markets.

MCSI World Index — an unmanaged market capitalization-weighted Index comprised of a representative sampling of large-, medium-, and small-capitalization companies in 23 countries, including the United States.

Other Expenses — include accounting, transfer agency, custody, professional fees and registration fees.

Service Fees — fees used to compensate securities dealers and other financial intermediaries for certain shareholder servicing activities.

Shareholder Fees — these fees include sales charges that you may pay when you buy or sell shares of the Fund.

S&P Mid Cap 400 Value Index — an unmanaged index that measures the performance of the mid-capitalization value sector of the U.S. equity market. It is a subset of the S&P Mid Cap 400 Index and consists of those stocks in the S&P Mid Cap 400 Index exhibiting the strongest value characteristics, as determined by the index provider, representing approximately 50% of the market capitalization of the S&P Mid Cap 400 Index.

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For More Information

Funds and Service Providers

THE FUNDS
Managed Account Series
   U.S. Mortgage Portfolio
   High Income Portfolio
   Global SmallCap Portfolio
   Mid Cap Value Opportunities Portfolio
100 Bellevue Parkway
Wilmington, Delaware 19809

Written Correspondence:
P.O. Box 9819
Providence, Rhode Island 02940-8019

Overnight Mail:
101 Sabin Street
Pawtucket, Rhode Island 02860-1427

(800) 441-7762

MANAGER
BlackRock Advisors, LLC
100 Bellevue Parkway
Wilmington, Delaware 19809

SUB-ADVISERS
For U.S. Mortgage Portfolio and High Income Portfolio:
BlackRock Financial Management, Inc.
55 East 52nd Street
New York, New York 10055

For Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio:
BlackRock Investment Management, LLC
800 Scudders Mill Road
Plainsboro, New Jersey 08536

TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
750 College Road East
Princeton, New Jersey 08540

ACCOUNTING SERVICES PROVIDER
State Street Bank and Trust Company
600 College Road East
Princeton, New Jersey 08540

DISTRIBUTOR
BlackRock Investments, LLC
40 East 52nd Street
New York, New York 10022

CUSTODIANS
For U.S. Mortgage Portfolio and High Income Portfolio:
State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, Massachusetts 02111

For Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio:
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

COUNSEL
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019-6099

Additional Information

This prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about the Funds is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the Fund’s investments. The annual report describes the Fund’s performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected the Fund’s performance for the last fiscal year.

Statement of Additional Information

A Statement of Additional Information, dated August 27, 2010, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund’s annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus.

BlackRock Investor Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), on any business day. Call: (800) 441-7762.

Purchases and Redemptions

Call your financial professional or BlackRock Investor Services at (800) 441-7762.

World Wide Web

General Fund information and specific Fund performance, including SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/prospectus. Mutual fund prospectus and literature can also be requested via this website.

Written Correspondence

Managed Account Series
P.O. Box 9819
Providence, Rhode Island 02940-8019

Overnight Mail

Managed Account Series
101 Sabin Street
Pawtucket, Rhode Island 02860-1427

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), on any business day. Call: (800) 882-0052

Portfolio Characteristics and Holdings

A description of the Fund’s policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC website (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with information that is different from information contained in this prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT COMPANY ACT FILE # 811-21763
© BlackRock Advisors, LLC

Code # PRO-19166-0810